

Lakeland®

Protect Your People®

Fiscal First Quarter 2024 Financial Results Call

June 8, 2023

NASDAQ: LAKE | LAKELAND.COM

Safe Harbor Statement

With the exception of historical information, the statements set forth in this presentation include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. The Company wishes to caution that a number of important factors could cause actual results to differ materially from those forward-looking statements. These and other factors could cause actual results to differ materially from those in any forward-looking statements which are discussed in this presentation. Please see Lakeland Industries' SEC filings on Forms 10-K and 10-Q for important information about the Company and related risks. The Company disclaims any obligation to update its forward-looking statements.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures: Adjusted EBITDA and Adjusted EBITDA Margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation tables in this presentation.

Lakeland Overview (Nasdaq:LAKE)

What We Do

Global manufacturer of quality, cost-effective, and mission-critical personal protective clothing solutions that protect people at work and in their communities

Key Statistics

Revenue (FY2023)	$112.8 million
Market Cap.	~$81.0 million
Cash (4/30/2023)	~$26.0 million
Debt (4/30/2023)	~$0
Employees	~1,600
Locations	15 in 11 countries
Distribution	78 countries 74% of global population

Note: Lakeland's fiscal year end is January 31

FY2023 Full Year Revenue

GEOGRAPHY



43%
22%
11%
7%
10%
7%
USA
Asia
Other N.A.
Europe
Latin America
Other Foreign

PRODUCT LINE



49%
20%
13%
13%
5%
Disposables
Chemical
FR/AR Performance
Fire
High-Visibility

Focus on High Value Applications

Product Lines

FIRE



FR/AR PERFORMANCE



CHEMICAL



HIGH-VISIBILITY



DISPOSABLES



Applications

FIRE
- Municipal Fire
- Volunteer Fire
- Search & Rescue
- Wild Land

FR/AR PERFORMANCE
- Energy
- Utilities
- Petrochemical
- Industrial

CHEMICAL
- Utilities
- Petrochemical
- Clean Room
- Healthcare
- Industrial

HIGH-VISIBILITY
- Energy
- Utilities
- Transportation
- Construction
- Industrial

DISPOSABLES
- Clean Room
- Energy
- Healthcare
- Abatement
- Industrial

● High Value Products

"High Value" references products that provide exceptional benefits to our customers and end users. When sourcing these products, customers actively solicit our engagement in the decision-making process.

Fiscal 2024 First Quarter Highlights

Q1-FY24 Highlights

- Net sales of $28.7 million and gross margin of 43.4%
- High-value, strategic product line growth, led by a 103% increase in Fire

Revenue	$28.7 million
Gross Margin	43.4%
Adjusted EBITDA	$2.8 million
Adjusted EBITDA Margin	9.6%

2025-27 Targets

- **Mid-to-high single-digit revenue growth in core markets**
  - Growth above market by 200-300 bps/year
- **Gross margin in the low 40's**
  - Floor of 40% with upside to 45%
- **Adjusted EBITDA margins in the high teens**
  - Strong operating leverage to revenue growth
- **Continued strong free cash flow generation**

Q1-FY24 Revenue

GEOGRAPHY


43%
13%
12%
14%
11%
7%
USA
Asia
Other N.A.
Europe
Latin America
Other Foreign

PRODUCT LINE


43%
19%
15%
19%
4%
Disposables
Chemical
FR/AR Performance
Fire
High-Visibility

Fiscal 2024 First Quarter Financial Highlights

Net Sales



$27.3
$28.7
FY'23
FY'24

- Net sales increased $1.4 million, or 5.1%
- Sales of Fire product line increased $2.8 million, or 103%, supporting shift into higher value, strategic product categories

Gross Margin



40.5 %
43.4 %
FY'23
FY'24

- Gross margin increased 290 basis points to 43.4%
- Gross margin benefited from product mix, increases in our higher-value product lines and cost savings

Diluted EPS



$0.14
$0.18
FY'23
FY'24

- Net income increased by $0.2 million to $1.3 million, resulting in net income per diluted share of $0.18 compared to $0.14 in the prior year period

Adjusted EBITDA & Adjusted EBITDA Margin



$2.3
8.4%
$2.8
9.6%
FY'23
FY'24

- Adjusted EBITDA of $2.8 million and Adjusted EBITDA margin of 9.6%
- Adjusted EBITDA benefited from product mix and sales increases in our higher-value product lines

FQ1 Gross Margin and Adjusted EBITDA Bridge



GROSS MARGIN %
48%
46%
44%
42%
40%
38%
36%
34%
32%
30%
40.5%
1.4%
5.5%
-0.9%
-4.7%
1.4%
43.4%
GM Q1 FY23
Domestic Sales/Mix
International Sales/Mix
Eagle
China Market Headwinds
COGS Improvement Initiatives
GM Q1 FY24



ADJUSTED EBITDA
$5.0M
$4.5M
$4.0M
$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
$0.0M
$2.3M
$1.2M
$1.0M
$-1.6M
$0.5M
$-0.6M
$2.8M
Adjusted EBITDA Q1 FY23
Improved Gross Margin
Domestic Sales/Mix
International Sales/Mix
Eagle
Opex Marketing & FX impact
Adjusted EBITDA Q1 FY24

- Gross Margin improvement in strategic product categories
- Sales increases in US, Canada, and Europe
- Challenges in Asian markets partially offset margin improvements
- Reduced freight costs and lower overhead yielded margin gains

- Stronger Gross Margins and higher Revenue
- Full quarter of Eagle results
- Additional trade shows and marketing activities to drive sales
- Argentine peso continues to weaken against USD

FQ 1 Key Takeaw ays

✓ Fiscal first quarter results included revenue growth in key geographic markets and product lines, including 103% growth in Fire.

✓ Lakeland achieved profitability margins in line with the Company's three-to-five-year targets, including gross margin of 43.4%.

✓ Adjusted EBITDA grew ~500K versus Q1FY23 as higher gross profit more than offset higher SG&A.

✓ Continued successful integration of Eagle Technical Products onto the Lakeland platform drives Eagle gross margin increase of 8% relative to Q4-FY23.

✓ Continued challenges in Asia, particularly China, partially offset strong growth in the US, Canada, and Europe.



Eagle Technical Products Acquisition[1] Enhances Lakeland's Product Portfolio and Expands Geographical Reach

Company Background and Product Portfolio

Headquarters	• Stockport, UK
Product Focus	• Firefighter Suits & Apparel (65% of FY22 revenues) • Industrial FR Apparel (35% of FY22 revenues)
Markets	• Europe, Africa, and Middle East
Distribution	• Utilizes UK-based, in-house design and manufacturing to prototype to customer specifications then leverages third-party manufacturing in Europe

Acquisition Highlights

- Complementary product lines to Lakeland's existing portfolio that greatly benefit Lakeland's differentiated product offering, particularly within fire service protective clothing
- Focus on product innovations and R&D expertise to compete and take market share
- Expands and diversifies Lakeland's customer base, most of which are on multi-year contracts
- Asset-light value chain provides potential in-sourcing synergy opportunities as well as access to new suppliers
- Bolsters Lakeland's sales presence and activities in EMEA and South America


32%
LIGHTER
THAN LEADING
ASSEMBLIES


FALCON
BLACK

1) Acquisition closed on December 2, 2022

LAKE Investment Highlights

Positioned for Sustainable Growth Driven by Strategic Operational & Sales Initiatives

- Targeting high single digit revenue growth, driven by strong long term growth trends and product segment focus
- Investments in manufacturing capabilities enables production flexibility to facilitate growth
- Focus on higher value-added products and segments with low price elasticity of demand

Strategic Competitive and Manufacturing Advantages

- Highly leverageable cost structure including company-owned global manufacturing sites
- Diversified product offering and leader in product quality and innovation
- Product differentiation and complexity of design

Favorable Industry Dynamics and Blue-Chip Customer Base

- Global industry poised for accelerated growth
- Large customers with no significant customer concentration

Strong Financial Position

- Robust balance sheet and cash flow to fund organic/inorganic plans
- Low capital intensity business

Strong and Experienced Management Team

- Deep industry knowledge and experience



Appendix

Fiscal 2024 First Quarter Financial Summary

	THREE MONTHS ENDED APRIL 30,		
	2023	2022	Variance
Net sales	$28,700	$27,278	+5.2%
Gross Margin	43.4%	40.5%	+290bps
Adjusted EBITDA	$2,760	$2,281	+21.0%
Adjusted EBITDA Margin	9.6%	8.4%	+129bps
EPS	$0.18	$0.14	+28.6%

($000's Except Share Information)

Non-GAAP Reconciliation – Q1

	THREE MONTHS ENDED April 30,	
	2023	2022
Net Income to EBITDA		
Net Income	$1,320	$1,129
Interest	8	9
Taxes	541	285
Depreciation and amortization	533	425
EBITDA	$2,402	$1,848
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
EBITDA	$2,402	$1,848
Equity compensation	407	407
Other income (expense)	69	26
Eagle acquisition-related expenses	17	—
Eagle revaluation of earnout consideration	(493)	—
Employee separation expense	320	—
New Monterrey, Mexico facility start-up costs	38	—
Adjusted EBITDA	$2,760	$2,281

($000's Except Share Information)

Non-GAAP Reconciliation – Q1

	THREE MONTHS ENDED APRIL 30,	
	2023	2022
Adjusted EBITDA Margin		
Adjusted EBITDA	$2,760	$2,281
Divided by net sales	28,700	27,278
Adjusted EBITDA Margin	9.6%	8.4%

($000's Except Share Information)